Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Mission Community Bancorp (the “Company”) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date herefo (the “Report”), I William C. Demmin, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.               The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.               The information contained in the report fairly presents, in all material respects, the financial condition and operating results of the Company.

Date: November 1, 2002	/s/ William C. Demmin
William C. Demmin
Chief Financial Officer